Exhibit 10.1

AMENDMENT NO. 1 TO

GOVERNANCE AGREEMENT

This Amendment No. 1 to Governance Agreement, dated as of March 6, 2019 (the “Amendment”) is entered into by and among Papa John’s International, Inc. (the “Company”) and the entities and natural persons set forth in the signature pages hereto (collectively, “Starboard”) (each of the Company and Starboard, a “Party” to this Amendment, and collectively, the “Parties”). Capitalized terms used but not defined herein have the meanings set forth in the Governance Agreement (as defined below).

WHEREAS, the Parties are parties to that certain Governance Agreement, dated as of February 4, 2019 (the “Governance Agreement”); and

WHEREAS, the Parties now desire to amend the Governance Agreement as set forth below, in accordance with Section 15 of the Governance Agreement.

NOW, THEREFORE, for and in consideration of the mutual promises, covenants and obligations contained herein, the Parties agree as set forth below.

1.                                      Amendments to the Governance Agreement.

(a)                                 Section 1(c)(iii) of the Governance Agreement is hereby amended and restated in its entirety to read as follows:

“(iii)                               [Reserved.]”

(b)                                 Section 2(b) of the Governance Agreement is hereby amended by deleting the phrase “(in each case, subject to Section 1(c)(iii))” in its entirety.

2.                                      Miscellaneous.

(a)                                 This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to the conflict of laws principles thereof that would result in the application of the law of another jurisdiction. Each of the Parties hereto irrevocably agrees that any legal action or proceeding with respect to this Amendment and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Amendment and the rights and obligations arising hereunder brought by the other Party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware). Each of the Parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Amendment in any court other than the aforesaid courts. Each of the Parties hereto hereby irrevocably waives, and agrees not to assert in any action or proceeding with respect to this Amendment, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable legal requirements, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Amendment, or the subject matter hereof, may not be enforced in or by such courts. Each Party hereto agrees that notice to such Party provided in accordance with Section 9 of the Governance Agreement shall constitute effective service of process in any such action or proceeding.

(b)                                 Except as set forth herein, the terms and provisions of the Governance Agreement will remain in full force and effect and are hereby ratified and confirmed. On or after the date of this Amendment, each reference in the Governance Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Governance Agreement shall mean and be a reference to the Governance Agreement as amended by this Amendment, and this Amendment shall be deemed to be a part of the Governance Agreement.

(c)                                  This Amendment may be executed in two or more counterparts, each of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Party (including by means of electronic delivery or facsimile).

[Signature Page Follows]

2

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized signatories of the Parties as of the date hereof.

PAPA JOHN’S INTERNATIONAL, INC.

By:	/S/ Joseph H. Smith, IV
Name:	Joseph H. Smith, IV
Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1 to Governance Agreement]

STARBOARD VALUE LP

By: Starboard Value GP LLC, its general partner

By:	/S/ Jeffrey C. Smith
Name:	Jeffrey C. Smith
Title:	Authorized Signatory

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

By: Starboard Value LP, its investment manager

By:	/S/ Jeffrey C. Smith
Name:	Jeffrey C. Smith
Title:	Authorized Signatory

STARBOARD VALUE AND OPPORTUNITY MASTER FUND L LP

By: Starboard Value L LP, its general partner

By:	/S/ Jeffrey C. Smith
Name:	Jeffrey C. Smith
Title:	Authorized Signatory

STARBOARD VALUE AND OPPORTUNITY C LP

By: Starboard Value R LP, its general partner

By:	/S/ Jeffrey C. Smith
Name:	Jeffrey C. Smith
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Governance Agreement]

STARBOARD VALUE AND OPPORTUNITY S LLC

By: Starboard Value LP, its manager

By:	/S/ Jeffrey C. Smith
Name:	Jeffrey C. Smith
Title:	Authorized Signatory

STARBOARD VALUE R LP

By: Starboard Value R GP LLC, its general partner

By:	/S/ Jeffrey C. Smith
Name:	Jeffrey C. Smith
Title:	Authorized Signatory

STARBOARD VALUE GP LLC

By: Starboard Principal Co LP, its member

By:	/S/ Jeffrey C. Smith
Name:	Jeffrey C. Smith
Title:	Authorized Signatory

STARBOARD PRINCIPAL CO LP

By: Starboard Principal Co GP LLC, its general partner

By:	/S/ Jeffrey C. Smith
Name:	Jeffrey C. Smith
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Governance Agreement]

STARBOARD PRINCIPAL CO GP LLC
STARBOARD VALUE L LP
STARBOARD VALUE R GP LLC

By:	/S/ Jeffrey C. Smith
Name:	Jeffrey C. Smith
Title:	Authorized Signatory

JEFFREY C. SMITH
PETER A. FELD

By:	/S/ Jeffrey C. Smith
Name:	Jeffrey C. Smith
Title:	Individually and as Attorney-in-Fact for Peter A. Feld

[Signature Page to Amendment No. 1 to Governance Agreement]